The RMR Group Inc. Announces Third Quarter Fiscal 2024 Financial Results August 1, 2024 Exhibit 99.2

2 Dividend RMR has declared a quarterly dividend on its Class A Common Stock and Class B-1 Common Stock of $0.45 per share to shareholders of record as of the close of business on July 22, 2024. This dividend will be paid on or about August 15, 2024. Conference Call A conference call to discuss RMR’s fiscal third quarter results will be held on Friday, August 2, 2024 at 10:00 a.m. Eastern Time. The conference call may be accessed by dialing (877) 270-2148 or (412) 902-6510 (if calling from outside the U.S. and Canada); a pass code is not required. A replay will be available for one week by dialing (877) 344-7529; the replay pass code is 7801183. A live audio webcast of the conference call will also be available in a listen-only mode on RMR’s website, at www.rmrgroup.com. The archived webcast will be available for replay on RMR’s website after the call. The transcription, recording and retransmission in any way are strictly prohibited without the prior written consent of RMR. About The RMR Group The RMR Group is a leading U.S. alternative asset management company, unique for its focus on commercial real estate (CRE) and related businesses. RMR’s vertical integration is supported by nearly 1,100 real estate professionals in more than 35 offices nationwide who manage over $41 billion in assets under management and leverage more than 35 years of institutional experience in buying, selling, financing and operating CRE. RMR benefits from a scalable platform, a deep and experienced management team and a diversity of direct real estate strategies across its clients. RMR is headquartered in Newton, MA and was founded in 1986. For more information, please visit www.rmrgroup.com. "RMR delivered third quarter financial results that were in-line with our expectations, despite real estate market conditions that remain challenging. Our continued focus on assisting our clients in executing on their strategic priorities resulted in over $1.8 billion of new financings on their behalf this quarter. With more than $200 million of cash on hand and no corporate debt, RMR remains well positioned to advance our private capital initiatives, which we believe will contribute meaningfully to future earnings growth. In furtherance of these efforts, after the quarter ended, we closed two commercial mortgage loans to seed our private debt vehicle and closed our first multifamily acquisition within RMR Residential. We look forward to building momentum on these investments to create significant value for our shareholders." Adam Portnoy, President and Chief Executive Officer THE RMR GROUP INC. ANNOUNCES THIRD QUARTER FISCAL 2024 FINANCIAL RESULTS Newton, MA (August 1, 2024). The RMR Group Inc. (Nasdaq: RMR) today announced its financial results for the fiscal quarter ended June 30, 2024.

3 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws that are subject to risks and uncertainties. These statements may include words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions. These forward-looking statements include, among others, statements about: executing RMR's Managed Equity REITs' strategic plans and related benefits; commercial real estate market conditions; and RMR's liquidity and its being well positioned to capitalize on additional growth opportunities in the current market environment. Forward-looking statements reflect RMR’s current expectations, are based on judgments and assumptions, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause RMR's actual results, performance or achievements to differ materially from expected future results, performance or achievements expressed or implied in those forward-looking statements. Some of the risks, uncertainties and other factors that may cause actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the following: The dependence of RMR's revenues on a limited number of clients; the variability of its revenues; risks related to supply chain constraints, commodity pricing and inflation, including inflation impacting wages and employee benefits; changing market conditions, practices and trends, which may adversely impact its clients and the fees RMR receives from them; potential terminations of the management agreements with its clients; increases in or sustained high market interest rates, which may significantly reduce RMR's revenues or impede its growth; RMR's dependence on the growth and performance of its clients; its ability to obtain or create new clients for its business and other circumstances beyond RMR's control; the ability of RMR's clients to operate their businesses profitably, optimize their capital structures and to grow and increase their market capitalizations and total shareholder returns; RMR's ability to successfully provide management services to its clients; RMR's ability to maintain or increase the distributions RMR pays to its shareholders; RMR's ability to successfully pursue and execute capital allocation and new business strategies; RMR's ability to prudently invest in its business to enhance its operations, services and competitive positioning; and RMR's ability to successfully integrate acquired businesses and realize the expected returns on its investments; risk that cost savings and synergies anticipated to be realized by the acquisition of MPC Partners Holding LLC may not be fully realized or may take longer to realize than expected; the ability of Tremont to make suitable investments for our new private capital debt vehicle and to monitor, service and administer existing investments; RMR's ability to obtain additional capital from third party investors in its new private capital debt vehicle in order to attain the vehicle’s target leverage, to make additional investments and to increase potential returns; changes to RMR's operating leverage or client diversity; litigation risks; risks related to acquisitions, dispositions and other activities by or among its clients; allegations, even if untrue, of any conflicts of interest arising from RMR's management activities; its ability to retain the services of its managing directors and other key personnel; RMR's and its clients’ risks associated with RMR's and its clients' costs of compliance with laws and regulations, including securities regulations, exchange listing standards and other laws and regulations affecting public companies; and other matters. These risks, uncertainties and other factors are not exhaustive and should be read in conjunction with other cautionary statements that are included in RMR's periodic filings. The information contained in RMR’s filings with the Securities and Exchange Commission (SEC), including under the caption “Risk Factors” in its periodic reports, or incorporated therein, identifies important factors that could cause differences from the forward-looking statements in this presentation. RMR’s filings with the SEC are available on the SEC’s website at www.sec.gov. You should not place undue reliance on forward-looking statements. Except as required by law, RMR does not intend to update or change any forward- looking statements as a result of new information, future events or otherwise. Investor Relations Contact Kevin Barry, Senior Director (617) 796-8230 WARNING REGARDING FORWARD-LOOKING STATEMENTS Corporate Headquarters Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458

Third Quarter Fiscal 2024 Financial Results

THE RMR GROUP INC.'S THIRD QUARTER FISCAL 2024 HIGHLIGHTS

- Net Income of $12.4 Million, Net Income Attributable to The RMR Group Inc. of $4.9 Million, or $0.29 Per Diluted Share, and Net Income Margin of 25.2%
- Adjusted Net Income Attributable to The RMR Group Inc. of $6.3 Million, or $0.37 Per Diluted Share
- Adjusted EBITDA of $21.0 Million and Adjusted EBITDA Margin of 40.9%

($ in thousands, except per share amounts)	3Q'24	Per Share	2Q'24	Per Share	3Q'23	Per Share
GAAP Financial Measures						
Net Income	$ 12,404		$ 12,713		$ 55,171	
Net Income Margin	25.2 %		25.6 %		59.7 %	
Net Income Attributable to The RMR Group Inc.	$ 4,935	$ 0.29	$ 5,862	$ 0.34	$ 24,641	$ 1.48
Non-GAAP Financial Measures						
Adjusted Net Income Attributable to The RMR Group Inc.	$ 6,256	$ 0.37	$ 6,854	$ 0.39	$ 8,024	$ 0.48
Adjusted EBITDA	$ 20,972		$ 22,661		$ 24,551	
Adjusted EBITDA Margin	40.9 %		43.6 %		49.7 %	
Distributable Earnings	$ 14,389	$ 0.45	$ 16,100	$ 0.51	$ 17,219	$ 0.54
Distribution Payout Ratio	71.5 %		64.2 %		59.1 %	
Assets Under Management (AUM)						
AUM	$ 41,314,497		$ 41,407,545		$ 35,706,957	
Perpetual Capital AUM	$ 28,437,358		$ 28,295,844		$ 28,040,326	
Private Capital AUM	$ 12,877,139		$ 13,111,701		$ 7,666,631	
Fee-Earning AUM	$ 27,693,577		$ 28,193,897		$ 23,151,379	

All amounts in this presentation are unaudited. See Non-GAAP Financial Measures beginning on page 15 for disclosures and reconciliations to GAAP financial measures. See Notes & Definitions beginning on page 23 for notes and terms used throughout this presentation.

5

THE RMR GROUP

6 Location Revere, MA Wayne, PA Size $40.0 million $27.0 million Term Two-year initial term; Three 12-month extension options Three-year initial term; Two 12-month extension options Collateral Hotel Industrial Interest Rate SOFR +3.95% SOFR +4.25% Location Denver, CO Acquisition Type Residential garden style Size 240 units Purchase Price $70.0 million Financing $46.5 million, 5-year interest-only fixed mortgage at 5.34% (July 2029 maturity) PRIVATE CAPITAL STRATEGIC GROWTH INITIATIVES • Subsequent to quarter end, RMR closed two first mortgage loans to seed our private capital real estate lending venture and completed our first multifamily acquisition. Real Estate Lending Venture RMR Residential

7 Managed Public Real Estate Capital Managed Private Real Estate Capital $28,437,358 69% $12,877,139 31% $41,314,497 $28,040,326 79% $7,666,631 21% $35,706,957 AUM AUM BY SOURCE ($ in thousands) 3Q'24 3Q'23 Fee-Earning AUM $17,989,527 65% $9,704,050 35% $27,693,577 $18,736,533 81% $4,414,846 19% $23,151,379 Perpetual Capital Private Capital

8 PERPETUAL CAPITAL AUM Commercial Real Estate Fee-Earning Sector AUM AUM Service Properties Trust (NASDAQ: SVC) Hotels & Net Leased Service- Focused Retail $ 11,472,436 $ 6,535,337 Diversified Healthcare Trust (NASDAQ: DHC) Medical Office, Life Science & Senior Living 7,731,622 3,845,905 Office Properties Income Trust (NASDAQ: OPI) Office 5,965,791 2,422,103 Industrial Logistics Properties Trust (NASDAQ: ILPT) * Industrial 2,641,151 4,559,824 Seven Hills Realty Trust (NASDAQ: SEVN) Diversified 626,358 626,358 Total Perpetual Capital $ 28,437,358 $ 17,989,527 ($ in thousands) * ILPT AUM excludes Mountain JV and ILPT Fee-Earning AUM includes Mountain JV.

9 PRIVATE CAPITAL AUM Fee-Earning Strategy AUM AUM Residential Real Estate Funds * Value Add / Core Plus $ 5,252,108 $ 5,252,108 Industrial Real Estate Funds ** Core Plus 3,949,658 894,294 Medical Office & Life Science Real Estate Funds Core Plus 2,413,539 2,413,539 Hotel Real Estate (Sonesta) Core 499,263 499,263 Senior Living Real Estate (AlerisLife) Core 252,420 252,420 Other Real Estate Core Plus 510,151 392,426 Total Private Capital $ 12,877,139 $ 9,704,050 * Residential Real Estate Funds includes a wholly owned property and 3rd party managed properties. ** Industrial Real Estate Funds AUM includes Mountain JV and Industrial Real Estate Funds Fee-Earning AUM excludes Mountain JV. ($ in thousands) See Notes & Definitions beginning on page 23.

10 AUM BY COMMERCIAL REAL ESTATE SECTOR Hotels Office Industrial Residential Senior Living Retail Medical Office & Life Science 17% 16% 16% 14% 13% 12% 12%

11 $48,896 $49,586 $47,013 $33,798 $35,311 $37,536 $15,098 $14,275 $9,477 3Q'24 2Q'24 3Q'23 $28,957 $28,985 $31,364 $21,731 $22,372 $24,134 7,226 $6,613 $7,230 3Q'24 2Q'24 3Q'23 $16,372 $16,990 $11,231 $9,207 $9,879 $9,144 $7,165 $7,111 $2,087 3Q'24 2Q'24 3Q'23 $3,567 $3,611 $4,418 $2,860 $3,060 $4,258 $707 $551 $160 3Q'24 2Q'24 3Q'23 Managed Public Real Estate Capital Managed Private Real Estate Capital MANAGEMENT AND ADVISORY SERVICES REVENUES BY SOURCE See Notes & Definitions beginning on page 23. ($ in thousands) Base Business Management & Advisory Revenues Base Property Management & Other Revenues Construction Supervision Revenues Total Management & Advisory Services Revenues Perpetual Capital Private Capital

GAAP RESULTS: CONDENSED CONSOLIDATED STATEMENTS OF INCOME

($ in thousands) (unaudited)	3Q'24	2Q'24	3Q'23
Revenues:			
Management services [1]	$ 47,769	$ 48,460	$ 45,872
Termination and incentive fees [2]	370	60	45,474
Advisory services	1,127	1,126	1,141
Total management, termination, incentive and advisory services revenues	49,266	49,646	92,487
Reimbursable compensation and benefits	22,786	22,629	15,235
Reimbursable equity based compensation	1,088	242	1,622
Other reimbursable expenses	132,339	145,232	170,881
Total reimbursable costs	156,213	168,103	187,738
Total revenues	**205,479**	**217,749**	**280,225**
Expenses:			
Compensation and benefits	45,031	44,168	34,239
Equity based compensation	1,614	700	2,100
Separation costs	771	410	1,064
Total compensation and benefits expense	47,416	45,278	37,403
General and administrative	11,404	11,641	9,575
Other reimbursable expenses	132,339	145,232	170,881
Transaction and acquisition related costs	915	2,328	1,196
Depreciation and amortization	1,234	1,223	281
Total expenses	**193,308**	**205,702**	**219,336**
Operating income	12,171	12,047	60,889
Change in fair value of Earnout liability [3]	1,064	(300)	–
Interest income	2,638	2,523	2,833
Gain on equity method investments	188	563	663
Income before income tax expense	**16,061**	**14,833**	**64,385**
Income tax expense	(3,657)	(2,120)	(9,214)
Net income	**12,404**	**12,713**	**55,171**
Net income attributable to noncontrolling interest in The RMR Group LLC	(7,482)	(6,863)	(30,530)
Net loss attributable to noncontrolling interest in consolidated entity	13	12	–
Net income attributable to The RMR Group Inc.	**$ 4,935**	**$ 5,862**	**$ 24,641**

Substantially all revenues are earned from related parties. See Notes & Definitions beginning on page 23.

12

THE RMR GROUP

13 GAAP RESULTS: EARNINGS PER COMMON SHARE (amounts in thousands, except per share amounts) (unaudited) 3Q'24 2Q'24 3Q'23 Numerators: Net income attributable to The RMR Group Inc. $ 4,935 $ 5,862 $ 24,641 Less: income attributable to unvested participating securities (76) (78) (273) Net income attributable to The RMR Group Inc. used in calculating basic EPS 4,859 5,784 24,368 Effect of dilutive securities: Add back: income attributable to unvested participating securities — 78 — Add back: net income attributable to noncontrolling interest in The RMR Group LLC (1) — 6,863 — Add back: income tax expense — 2,120 — Less: income tax expense assuming redemption of noncontrolling interest’s Class A Units for Class A Common Shares (2) — (4,268) — Net income used in calculating diluted EPS $ 4,859 $ 10,577 $ 24,368 Denominators: Common shares outstanding 16,729 16,731 16,614 Less: unvested participating securities and incremental impact of weighted average (187) (216) (170) Weighted average common shares outstanding - basic 16,542 16,515 16,435 Effect of dilutive securities: Add: assumed redemption of noncontrolling interest’s Class A Units for Class A Common Shares — 15,000 — Add: incremental unvested shares — 24 — Weighted average common shares outstanding - diluted 16,542 31,539 16,435 Net income attributable to The RMR Group Inc. per common share - basic $ 0.29 $ 0.35 $ 1.48 Net income attributable to The RMR Group Inc. per common share - diluted $ 0.29 $ 0.34 $ 1.48 See Notes & Definitions beginning on page 23.

14 GAAP RESULTS: CONDENSED CONSOLIDATED BALANCE SHEETS ($ in thousands) (unaudited) June 30, 2024 September 30, 2023 Assets Cash and cash equivalents held by The RMR Group Inc. $ 25,368 $ 26,802 Cash and cash equivalents held by The RMR Group LLC 182,608 241,187 Due from related parties 98,697 111,323 Prepaid and other current assets 8,616 6,997 Total current assets 315,289 386,309 Property and equipment, net of accumulated depreciation of $3,421 and $3,212, respectively 15,910 5,446 Due from related parties, net of current portion 4,882 7,261 Equity method investments 21,658 18,651 Goodwill 71,620 1,859 Intangible assets, net of accumulated amortization of $2,876 and $983, respectively 19,593 167 Operating lease right of use assets 28,254 29,032 Deferred tax asset 16,675 18,220 Other assets, net of accumulated amortization of $85,386 and $78,324, respectively 108,417 115,479 Total assets $ 602,298 $ 582,424 Liabilities and Equity Reimbursable accounts payable and accrued expenses $ 64,618 $ 77,924 Accounts payable and accrued expenses 45,205 22,578 Operating lease liabilities 6,017 5,068 Total current liabilities 115,840 105,570 Operating lease liabilities, net of current portion 23,052 25,044 Amounts due pursuant to tax receivable agreement, net of current portion 20,886 20,886 Other liabilities 16,074 7,261 Mortgage note payable 4,789 — Total liabilities 180,641 158,761 Total equity 421,657 423,663 Total liabilities and equity $ 602,298 $ 582,424

15 Non-GAAP Financial Measures

RECONCILIATION OF ADJUSTED NET INCOME AND ADJUSTED NET INCOME PER DILUTED SHARE

The following table presents the impact of certain individually significant items on the financial results for the three months ended June 30, 2024, excluding the assumed redemption of the noncontrolling interest in The RMR Group LLC's 15,000,000 Class A Units as such redemption is anti-dilutive to earnings per share as presented on page 13.

Three Months Ended June 30, 2024: (amounts in thousands, except per share amounts) (unaudited)	Net Income Attributable to The RMR Group Inc.	Less: Income Attributable to Unvested Participating Securities	Net Income Used in Calculating Diluted EPS	Weighted Average Common Shares Outstanding - Diluted	Net Income Attributable to The RMR Group Inc. per Common Share - Diluted
Net income attributable to The RMR Group Inc.	$ 4,935	$ (76)	$ 4,859	16,542	$ 0.29
Termination and incentive business management fees [1]	(139)	2	(137)	16,542	(0.01)
Gain on equity method investments accounted for under the fair value option [2]	(71)	1	(70)	16,542	–
Separation costs [3]	291	(4)	287	16,542	0.02
Change in fair value of Earnout liability [4]	(400)	6	(394)	16,542	(0.02)
Uncertain tax position reserve, net of federal benefit [5]	1,234	(19)	1,215	16,542	0.07
Transaction and acquisition related costs [6]	344	(5)	339	16,542	0.02
Technology transformation investments [7]	62	(1)	61	16,542	–
Adjusted net income attributable to The RMR Group Inc.	$ 6,256	$ (96)	$ 6,160	16,542	$ 0.37

(1) Includes $369 in termination and incentive business management fees earned, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $174 and income tax expense of $56 at a rate of approximately 15.1%.

(2) Includes $188 in gains on The RMR Group Inc.'s investments in SEVN common shares, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $89 and income tax expense of $28 at a rate of approximately 15.1%.

(3) Includes $771 of separation costs, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $364 and income tax expense of $116 at a rate of approximately 15.1%.

(4) Includes $1,064 of change in fair value of Earnout liability, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $503 and income tax expense of $161 at a rate of approximately 15.1%.

(5) Includes an adjustment of $1,562 related to a reserve for an uncertain tax position, net of federal tax benefit of $328 at a rate of 21.0%, which does not impact the noncontrolling interest in The RMR Group LLC.

(6) Includes $915 of transaction and acquisition related costs, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $433 and income tax expense of $138 at a rate of approximately 15.1%.

(7) Includes $165 of technology transformation investments included in general and administrative expenses, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $78 and income tax expense of $25 at a rate of approximately 15.1%.

16

RECONCILIATION OF ADJUSTED NET INCOME AND ADJUSTED NET INCOME PER DILUTED SHARE

The following table presents the impact of certain individually significant items on the financial results for the three months ended March 31, 2024 assuming the redemption of the noncontrolling interest in The RMR Group LLC's 15,000,000 Class A Units is dilutive to earnings per share as presented on page 13.

Three Months Ended March 31, 2024: (amounts in thousands, except per share amounts) (unaudited)	Net Income Attributable to The RMR Group Inc.	Add: Net Income Attributable to Noncontrolling Interest in The RMR Group LLC (1)	Add: Income Tax Expense	Income Before Income Tax Expense	Less: Estimated Income Tax Expense (2)	Net Income Used in Calculating Diluted EPS	Weighted Average Common Shares Outstanding - Diluted	Net Income Attributable to The RMR Group Inc. per Common Share - Diluted
Net income attributable to The RMR Group Inc.	$ 5,862	$ 6,863	$ 2,120	$ 14,845	$ (4,268)	$ 10,577	31,539	$ 0.34
Termination and incentive business management fees	(23)	(28)	(9)	(60)	17	(43)	31,539	–
Gain on equity method investments	(217)	(266)	(80)	(563)	162	(401)	31,539	(0.01)
Separation costs	157	194	59	410	(118)	292	31,539	0.01
Transaction and acquisition related costs	1,011	1,242	375	2,628	(757)	1,871	31,539	0.05
Technology transformation investments	64	79	24	167	(48)	119	31,539	–
Adjusted net income attributable to The RMR Group Inc.	$ 6,854	$ 8,084	$ 2,489	$ 17,427	$ (5,012)	$ 12,415	31,539	$ 0.39

(1) Net loss attributable to noncontrolling interest in consolidated entity is not adjusted when calculating diluted earnings per share.

(2) Estimated income tax expense assumes the hypothetical conversion of the noncontrolling interest in The RMR Group LLC and the resulting estimated tax rate of approximately 28.7% for the three months ended March 31, 2024.

17
THE RMR GROUP

RECONCILIATION OF ADJUSTED NET INCOME AND ADJUSTED NET INCOME PER DILUTED SHARE

The following table presents the impact of certain individually significant items on the financial results for the three months ended June 30, 2023, excluding the assumed redemption of the noncontrolling interest in The RMR Group LLC's 15,000,000 Class A Units as such redemption is anti-dilutive to earnings per share as presented on page 13.

Three Months Ended June 30, 2023: (amounts in thousands, except per share amounts) (unaudited)	**Net Income Attributable to The RMR Group Inc.**	**Less: Income Attributable to Unvested Participating Securities**	**Net Income Used in Calculating Diluted EPS**	**Weighted Average Common Shares Outstanding - Diluted**	**Net Income Attributable to The RMR Group Inc. per Common Share - Diluted**
Net income attributable to The RMR Group Inc.	$ 24,641	$ (273)	$ 24,368	16,435	$ 1.48
Termination and incentive business management fees [(1)]	(17,390)	193	(17,197)	16,435	(1.05)
Gain on equity method investments accounted for under the fair value option [(2)]	(253)	3	(250)	16,435	(0.01)
Separation costs [(3)]	407	(5)	402	16,435	0.02
Transaction and acquisition related costs [(4)]	458	(5)	453	16,435	0.03
Technology transformation investments [(5)]	161	(2)	159	16,435	0.01
Adjusted net income attributable to The RMR Group Inc.	$ 8,024	$ (89)	$ 7,935	16,435	$ 0.48

(1) Includes $45,474 in termination and incentive business management fees earned, adjusted to reflect amounts attributable to the noncontrolling interest of $21,576 and income tax expense of $6,508 at a rate of approximately 14.3%.

(2) Includes $663 in gains on The RMR Group Inc.'s investments in TA and SEVN common shares, adjusted to reflect amounts attributable to the noncontrolling interest of $315 and income tax expense of $95 at a rate of approximately 14.3%.

(3) Includes $1,064 of separation costs, adjusted to reflect amounts attributable to the noncontrolling interest of $505 and income tax expense of $152 at a rate of approximately 14.3%.

(4) Includes $1,196 of transaction and acquisition related costs, adjusted to reflect amounts attributable to the noncontrolling interest of $567 and income tax expense of $171 at a rate of approximately 14.3%.

(5) Includes $420 of technology transformation investments included in general and administrative expenses, adjusted to reflect amounts attributable to the noncontrolling interest of $199 and income tax expense of $60 at a rate of approximately 14.3%.

18

THE RMR GROUP

19 RECONCILIATION OF EBITDA AND ADJUSTED EBITDA FROM NET INCOME ($ in thousands) (unaudited) 3Q'24 2Q'24 3Q'23 Net income $ 12,404 $ 12,713 $ 55,171 Income tax expense 3,657 2,120 9,214 Depreciation and amortization 1,234 1,223 281 Interest expense 80 80 — EBITDA 17,375 16,136 64,666 Other asset amortization 2,354 2,354 2,354 Operating expenses paid in the form of The RMR Group Inc.'s common shares 526 1,058 478 Separation costs 771 410 1,064 Transaction and acquisition related costs 915 2,328 1,196 Change in fair value of Earnout liability (1,064) 300 — Straight line office rent (110) (66) (88) Gain on equity method investments (188) (563) (663) Distributions from investments 598 597 598 Technology transformation investments 165 167 420 Termination and incentive business management fees (370) (60) (45,474) Adjusted EBITDA $ 20,972 $22,661 $ 24,551

20 CALCULATION OF NET INCOME MARGIN, ADJUSTED EBITDA MARGIN, DISTRIBUTABLE EARNINGS AND DISTRIBUTABLE EARNINGS PER SHARE (amounts in thousands, except per share amounts) (unaudited) 3Q'24 2Q'24 3Q'23 Calculation of Net Income Margin: Total management and advisory services revenues $ 49,266 $ 49,646 $ 92,487 Net income $ 12,404 $ 12,713 $ 55,171 Net Income Margin 25.2% 25.6% 59.7% Calculation of Adjusted EBITDA Margin: Contractual management and advisory fees (excluding termination and incentive business management fees, if any) (1) $ 51,250 $ 51,940 $ 49,367 Adjusted EBITDA $ 20,972 $ 22,661 $ 24,551 Adjusted EBITDA Margin 40.9% 43.6% 49.7% Calculation of Distributable Earnings: Adjusted EBITDA $ 20,972 $ 22,661 $ 24,551 Less: Tax distributions to members (2) (6,583) (6,561) (7,332) Distributable Earnings $ 14,389 $ 16,100 $ 17,219 Class A and Class B-1 Common Share Distributions $ 7,529 $ 6,684 $ 6,648 Class A Units Distributions 4,800 4,800 4,800 Total Distributions $ 12,329 $ 11,484 $ 11,448 Calculation of Distributable Earnings per Share: Distributable Earnings $ 14,389 $ 16,100 $ 17,219 Distributable Earnings Shares Outstanding 31,729 31,731 31,614 Distributable Earnings per Share $ 0.45 $ 0.51 $ 0.54 See Notes & Definitions beginning on page 23.

21 DISTRIBUTION PAYOUT RATIO FOR THE RMR GROUP LLC (amounts in thousands, except per share amounts) (unaudited) 3Q'24 2Q'24 3Q'23 The RMR Group LLC Shareholders (ownership percentage): The RMR Group Inc. 52.7% 52.7% 52.6 % ABP Trust 47.3% 47.3% 47.4 % Total 100.0% 100.0% 100.0 % Calculation of Distribution Payout Ratio for The RMR Group LLC: Adjusted EBITDA $ 20,972 $ 22,661 $ 24,551 Adjustments to reconcile Adjusted EBITDA to Adjusted EBITDA attributable to The RMR Group LLC: The RMR Group Inc. franchise tax expense and interest income (187) (297) (110) Adjusted EBITDA attributable to The RMR Group LLC 20,785 22,364 24,441 Less: Tax distributions to members (6,583) (6,561) (7,332) Distributable Earnings attributable to The RMR Group LLC $ 14,202 $ 15,803 $ 17,109 Distributions Per Common Share to The RMR Group LLC Shareholders $ 0.32 $ 0.32 $ 0.32 Shares outstanding on Record Date 31,729 31,709 31,613 Distributions from The RMR Group LLC $ 10,153 $ 10,147 $ 10,116 Distribution Payout Ratio for The RMR Group LLC 71.5% 64.2% 59.1 % See Notes & Definitions beginning on page 23.

22 RMR presents certain “non-GAAP financial measures” within the meaning of the applicable rules of the SEC, including Adjusted Net Income Attributable to The RMR Group Inc., Adjusted Net Income Attributable to The RMR Group Inc. per diluted share, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin and Distributable Earnings. The GAAP financial measure that is most directly comparable to Adjusted Net Income Attributable to The RMR Group Inc. is net income attributable to The RMR Group Inc. The GAAP financial measure that is most directly comparable to Adjusted Net Income Attributable to The RMR Group Inc. per diluted share is net income attributable to The RMR Group Inc. per diluted share. The GAAP financial measure that is most directly comparable to EBITDA, Adjusted EBITDA and Distributable Earnings is net income and the GAAP financial measure that is most directly comparable to Adjusted EBITDA Margin is Net Income Margin, which represents net income divided by total management and advisory services revenues. These non-GAAP financial measures do not represent net income, net income attributable to The RMR Group Inc., net income attributable to The RMR Group Inc. per diluted share or cash generated by operating activities determined in accordance with GAAP, and should not be considered alternatives to net income, net income attributable to The RMR Group Inc., net income attributable to The RMR Group Inc. per diluted share or net income margin determined in accordance with GAAP, as indicators of RMR’s financial performance or as measures of its liquidity. Other asset management businesses may calculate these non-GAAP measures differently than RMR does. • Adjusted Net Income Attributable to The RMR Group Inc. RMR calculates Adjusted Net Income Attributable to The RMR Group Inc. and Adjusted Net Income Attributable to The RMR Group Inc. per diluted share as net income attributable to The RMR Group Inc. and net income attributable to The RMR Group Inc. per diluted share, respectively, excluding the effects of certain individually significant items occurring or impacting its financial results during the quarter that are not expected to be regularly occurring, relate to a special project or initiatives or relate to gains or losses. RMR provides Adjusted Net Income Attributable to The RMR Group Inc. and Adjusted Net Income Attributable to The RMR Group Inc. per diluted share for supplemental informational purposes in order to enhance the understanding of RMR’s condensed consolidated statements of income and to facilitate a comparison of RMR’s current operating performance with its historical operating performance. • Distributable Earnings is calculated as Adjusted EBITDA less tax distributions to members and is considered to be an appropriate measure of RMR’s operating performance, along with net income attributable to The RMR Group Inc. RMR believes that Distributable Earnings provides useful information to investors because by excluding amounts payable for tax obligations, it increases comparability between periods and more accurately reflects earnings that may be available for distribution to shareholders. Distributable Earnings is among the factors RMR’s Board of Directors considers when determining shareholder dividends. • Distributable Earnings Per Share calculations are based on end of period shares outstanding and includes 15,000,000 Redeemable Class A Units of RMR LLC which are paired with RMR Inc's. Class B-2 common shares outstanding; actual dividends are paid to shareholders as of the applicable record date. • EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin are supplemental measures used to assess operating performance, along with net income, net income attributable to The RMR Group Inc. and net income margin. RMR believes that EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin provide useful information to investors because by excluding the effects of certain amounts, such as non-cash items or non-recurring gains and losses, EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin may facilitate a comparison of current operating performance with RMR’s historical operating performance and with the performance of other asset management businesses. RMR also believes that providing Adjusted EBITDA Margin may help investors assess RMR’s performance of its business by providing the margin that Adjusted EBITDA represents to its contractual management and advisory fees (excluding termination and incentive business management fees, if any). NON-GAAP FINANCIAL MEASURES

23 Notes & Definitions

24 NOTES Notes to page 11 – MANAGEMENT AND ADVISORY SERVICES REVENUES BY SOURCE The following tables present revenues by client and exclude incentive business management fees earned from SEVN of $370, $60 and $192 during the three months ended June 30, 2024, March 31, 2024 and June 30, 2023, respectively, and termination fees of $45,282 earned from TA during the three months ended June 30, 2023: ($ in thousands) 3Q'24 2Q'24 3Q'23 BASE BUSINESS MANAGEMENT & ADVISORY REVENUES DHC $ 4,101 $ 4,154 $ 3,467 ILPT 5,854 5,875 5,744 OPI 3,057 3,307 3,363 SVC 7,592 7,910 8,463 SEVN 1,127 1,126 1,141 TA — — 1,956 Total Perpetual Capital 21,731 22,372 24,134 AlerisLife 1,442 1,451 1,381 Sonesta 2,624 2,000 2,796 RMR Residential 153 154 — Other private entities 3,007 3,008 3,053 Total Private Capital 7,226 6,613 7,230 Total Base Business Management & Advisory Revenues $ 28,957 $ 28,985 $ 31,364 BASE PROPERTY MANAGEMENT & OTHER REVENUES DHC $ 1,413 $ 1,415 $ 1,504 ILPT 3,104 3,341 3,132 OPI 3,172 3,630 3,572 SVC 1,504 1,484 936 SEVN 14 9 — Total Perpetual Capital 9,207 9,879 9,144 RMR Residential 4,985 4,902 — Other private entities 2,180 2,209 2,087 Total Private Capital 7,165 7,111 2,087 Total Base Property Management & Other Revenues $ 16,372 $ 16,990 $ 11,231

25 NOTES (CONTINUED) Notes to page 11 – MANAGEMENT AND ADVISORY SERVICES REVENUES BY SOURCE (CONTINUED) ($ in thousands) 3Q'24 2Q'24 3Q'23 CONSTRUCTION SUPERVISION REVENUES DHC $ 333 $ 520 $ 684 ILPT 115 73 237 OPI 1,078 771 2,428 SVC 1,334 1,696 909 Total Perpetual Capital 2,860 3,060 4,258 RMR Residential 550 406 — Other private entities 157 145 160 Total Private Capital 707 551 160 Total Construction Supervision Fees $ 3,567 $ 3,611 $ 4,418 TOTAL MANAGEMENT & ADVISORY SERVICES REVENUES DHC $ 5,847 $ 6,089 $ 5,655 ILPT 9,073 9,289 9,113 OPI 7,307 7,708 9,363 SVC 10,430 11,090 10,308 SEVN 1,141 1,135 1,141 TA — — 1,956 Total Perpetual Capital 33,798 35,311 37,536 AlerisLife 1,442 1,451 1,381 Sonesta 2,624 2,000 2,796 RMR Residential 5,688 5,462 — Other private entities 5,344 5,362 5,300 Total Private Capital 15,098 14,275 9,477 Total Management & Advisory Services Revenues $ 48,896 $ 49,586 $ 47,013

NOTES (CONTINUED)

Notes to page 12 – GAAP RESULTS: CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(1) Management services revenues include base business management fees earned from the Managed Equity REITs that are calculated monthly based upon the lower of (i) the average historical cost of each REIT's properties, and (ii) each REIT's average market capitalization. The information presented in the charts below is as of June 30, 2024 and 2023 and may differ from the basis on which base business management fees are calculated ($ in thousands):


As of June 30, 2024
$30,866,364
$7,731,622
$5,696,515
$5,965,791
$11,472,436
Historical Cost
$17,363,169
$3,845,905
$4,559,824
$2,422,103
$6,535,337
Market Capitalization
$17,363,169
$3,845,905
$4,559,824
$2,422,103
$6,535,337
Lower of
DHC
ILPT
OPI
SVC
As of June 30, 2023
$30,442,484
$7,524,910
$5,706,718
$5,980,075
$11,230,781
Historical Cost
$18,087,332
$3,353,922
$4,551,558
$2,934,248
$7,247,604
Market Capitalization
$18,087,332
$3,353,922
$4,551,558
$2,934,248
$7,247,604
Lower of

(2) Termination and incentive fees for the three months ended June 30, 2024 and March 31, 2024 includes incentive fees from SEVN of $370 and $60, respectively. Termination and incentive fees for the three months ended June 30, 2023 includes incentive fees from SEVN of $192 and termination fees of $45,282 earned from TA during the three months ended June 30, 2023.

(3) The purchase price for our acquisition of MPC Partnership Holdings LLC (RMR Residential) included an Earnout of up to an additional $20 million subject to the deployment of remaining capital commitments in investment funds managed by RMR Residential prior to the end of such funds investment period. For the three months ended June 30, 2024 and March 30, 2024, we recognized a change in the fair value of the Earnout.

26

NOTES (CONTINUED)

Notes to page 13 – GAAP RESULTS: EARNINGS PER COMMON SHARE

RMR calculates earnings per share (EPS) using the two-class method. As such, earnings attributable to unvested participating shares are excluded from earnings before calculating per share amounts. In addition, diluted EPS includes the assumed issuance of Class A Common Shares pursuant to RMR's equity compensation plan using the treasury stock method and the issuance of Class A Common Shares related to the assumed redemption of the noncontrolling interest in The RMR Group LLC's 15,000,000 Class A Units using the if-converted method. In computing the dilutive effect, if any, that the assumed redemption would have on EPS, RMR considered net income available to holders of Class A Common Shares would increase due to elimination of the noncontrolling interest offset by any tax effect, which may be dilutive. The assumed redemption of the 15,000,000 Class A Units is dilutive to earnings per share for the three months ended March 31, 2024, and is anti-dilutive to earnings per share for the three months ended June 30, 2024 and June 30, 2023.

(1) Net loss attributable to noncontrolling interest in consolidated entity is not adjusted when calculating diluted earnings per share.

(2) Income tax expense assumes the hypothetical conversion of the noncontrolling interest's Class A Units, which results in an estimated tax rate of 28.7% for the three months ended March 31, 2024.

Notes to page 20 – CALCULATION OF NET INCOME MARGIN, ADJUSTED EBITDA MARGIN, DISTRIBUTABLE EARNINGS AND DISTRIBUTABLE EARNINGS PER SHARE

(1) Contractual management and advisory fees are the base business management fees, property management fees and advisory fees RMR or its subsidiaries earns pursuant to its management agreements. These amounts are calculated pursuant to the contractual formulas and do not deduct other asset amortization of $2,354 for each of the three month periods presented, required to be recognized as a reduction to management services revenues in accordance with GAAP.

(2) Under the RMR LLC operating agreement, RMR LLC is required to make quarterly pro rata cash distributions to RMR and its noncontrolling interest based on each's estimated tax liabilities and respective ownership percentages. Estimated tax liabilities are determined quarterly on a cumulative basis. As such, there may be fluctuations from quarter to quarter to account for prior periods where pro rata cash distributions were more or less than amounts determined cumulatively through a particular quarter. For each of the three month periods presented, RMR LLC made required quarterly tax distributions as follows:

($ in thousands)	3Q'24 [(a)]	2Q'24 [(a)]	3Q'23 [(a)]
RMR LLC tax distributions to The RMR Group Inc.	$ 3,524	$ 3,512	$ 3,898
RMR LLC tax distributions to noncontrolling interest	3,059	3,049	3,434
Total RMR LLC tax distributions to members	**$ 6,583**	**$ 6,561**	**$ 7,332**

(a) Tax distributions for the three months ended June 30, 2024 and March 31, 2024 exclude $30 and $20, respectively, to The RMR Group Inc. and $20 and $10, respectively, to the noncontrolling interest related to incentive business management fees earned from SEVN, and tax distributions for the three months ended June 30, 2023 exclude $12,489 to the RMR Group Inc. and $11,281 to the noncontrolling interest related to termination fees from TA and incentive business management fees from SEVN and the tax cost basis gain on the sale of TA common shares, which are considered non-recurring transactions.

27

28 The RMR Group LLC (Partnership) The RMR Group Inc. (C-Corp) Taxing Authorities Federal 21.00% State 5.25% Total 26.25% (1) Federal 29.60% State 7.65% Total 37.25% (2) The RMR Group LLC (Partnership) The RMR Group Inc. (C-Corp) The RMR Group Inc. Shareholders 16.7M shares @ $1.80 per share (annual) 16.7M shares @ $1.28 per share (annual) Annual Tax Distributions Annual Dividends Notes to page 21 – DISTRIBUTION PAYOUT RATIO FOR THE RMR GROUP LLC The following illustrative diagram presents certain tax and distribution information pertaining to The RMR Group LLC and The RMR Group Inc. NOTES (CONTINUED) Note: Cash and cash equivalents held by The RMR Group Inc. is $25.4 million at June 30, 2024. (1) Represents RMR Inc.'s current federal and state income tax rate. (2) Represents the current maximum federal and state tax rate applicable to RMR LLC's members.

29 • Assets Under Management (AUM) All references in this presentation to AUM on, or as of, a date are calculated at a point in time. ▪ AUM is calculated as: (i) the historical cost of real estate and related assets, excluding depreciation, amortization, impairment charges or other non-cash reserves, of the Managed Equity REITs and certain Private Capital clients, plus (ii) the gross book value of real estate assets, property and equipment of AlerisLife, Sonesta and until May 15, 2023, TA, excluding depreciation, amortization, impairment charges or other non-cash reserves, plus (iii) the carrying value of loans held for investment and real estate owned by SEVN, plus (iv) the fair value of RMR Residential, both owned and third-party managed assets. Upon deconsolidation from a Managed Equity REIT, the respective real estate and related assets are characterized as Private Capital and their historical cost represents the fair value of the real estate at the time of deconsolidation. ▪ Fee-Earning AUM is calculated (i) monthly for the Managed Equity REITs, based upon the lower of the average historical cost of each REIT's properties and its average market capitalization, plus (ii) for all other clients, Fee-Earning AUM equals AUM and includes amounts that may differ from the measures used for purposes of calculating fees under the terms of the respective management agreements. For additional information on the calculation of AUM for purposes of the fee provisions of the business management agreements, see RMR's Annual Report on Form 10-K for the fiscal year ended September 30, 2023, filed with the SEC. RMR's SEC filings are available at the SEC website: www.sec.gov. • GAAP refers to U.S. Generally Accepted Accounting Principles. • Managed Equity REITs refers to Diversified Healthcare Trust (DHC), Industrial Logistics Properties Trust (ILPT), Office Properties Income Trust (OPI) and Service Properties Trust (SVC). • Mountain JV refers to Mountain Industrial REIT LLC, a joint venture in which ILPT owns a majority interest (and accordingly is presented in ILPT’s consolidated results). • Perpetual Capital refers to capital with an indefinite duration, which may be terminated under certain conditions, and includes the Managed Equity REITs, Seven Hills Realty Trust (SEVN), and until it was acquired by BP Products North America Inc. on May 15, 2023, TravelCenters of America Inc. (TA). • Private Capital consists of AlerisLife Inc. (AlerisLife), Sonesta International Hotels Corporation (Sonesta), residential real estate we manage from our acquisition of MPC Partnership Holdings LLC (RMR Residential) and other private capital vehicles including ABP Trust and other private entities that own commercial real estate. Some of the Managed Equity REITs own minority interests in certain of these entities. AlerisLife was a publicly traded company until March 20, 2023 when it was acquired by a subsidiary of ABP Trust. As a result, amounts for AlerisLife are characterized as Private Capital for all periods presented. DEFINITIONS